UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 3, 2015, Mr. Richard R. Barnhart, Senior Vice President, Barnes Group Inc. (the "Company") and President, Barnes Aerospace, and a named executive officer, notified the Company of his decision to retire which is expected to be effective on or about June 30, 2016.

Item 9.01	Financial Statements and Exhibits. Exhibit 99.1: Press Release of the Company dated November 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2015	BARNES GROUP INC.
(Registrant)

	By:	/s/ JAMES P. BERKLAS, JR.
James P. Berklas, Jr. Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release of the Company, dated November 4, 2015.